MUNIHOLDINGS
                                                                 FLORIDA INSURED
                                                                 FUND

                                   [GRAPHIC]

                                                          STRATEGIC
                                                                   Performance

                                                              Semi-Annual Report
                                                               February 29, 2000

                        MuniHoldings Florida Insured Fund

The Benefits and Risks of Leveraging

MuniHoldings Florida Insured Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                            MuniHoldings Florida Insured Fund, February 29, 2000

DEAR SHAREHOLDER

For the six months ended February 29, 2000, the Common Stock of MuniHoldings Florida Insured Fund earned $0.406 per share income dividends, which included earned and unpaid dividends of $0.049. This represents a net annualized yield of 6.70%, based on a month-end per share net asset value of $12.56. Over the same period, the total investment return on the Fund's Common Stock was -6.03%, based on a change in per share net asset value from $13.84 to $12.56, and assuming reinvestment of $0.426 per share income dividends.

For the six months ended February 29, 2000, the Fund's Preferred Stock had an average yield as follows: Series A, 3.62%; Series B, 3.61%; Series C, 3.84%; Series D, 4.15%; and Series E, 3.03%.

The Municipal Market Environment

Throughout most of the period ended February 29, 2000, US fixed-income interest rates were under pressure as domestic economic growth remained robust and rising commodity prices, especially oil, rekindled investor concerns regarding a reemergence of inflationary pressures. US economic growth, in part intensified by Year 2000 (Y2K) preparations, grew at a 6.9% rate in the fourth quarter of 1999 and at a 4.4% annual rate for all of 1999.

However, despite these significant growth rates, no price measure indicator has shown any considerable signs of pressures at either the consumer level or from labor, despite the lowest unemployment rates since January 1970. Given no signs of an economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in August and November 1999 and again in early February 2000. In each instance, the Federal Reserve Board cited both the continued growth of US employment and the impressive strength of the US equity markets as reasons for attempting to moderate US economic growth before inflationary price increases are realized. In this environment, long-term US Treasury bond yields rose almost 60 basis points (0.60%) by mid-January 2000 to 6.75%, their highest yield level since June 1997.

However, in late January and early February 2000, the US Treasury announced that it intended to use present and future surpluses to purchase existing high-coupon debt, as well as to limit future issuance of longer maturity debt. While complete details have not been released, we expect the reduced supply of long-term US Treasury bonds to be significant and easily exceed demand on the part of the world's financial institutions and governments. US Treasury bond prices began rising as investors began hoarding what is expected to become a scarce commodity. While US Treasury yields have remained high through the past ten years, the yield on 30-year US Treasury bonds fell dramatically, by declining more than 50 basis points to end the period at 6.14%.

The municipal bond market has also been under pressure throughout the entire period. By mid-January 2000, yields on long-term, uninsured revenue bonds rose more than 50 basis points to 6.35%, as measured by the Bond Buyer Revenue Bond Index. While some states such as California and Maryland have announced that their present and expected budget surpluses will allow for the cancellation and/or postponement of expected bond issuance, the municipal bond market has been unable to match the sort of price improvement that US Treasury bonds have shown in recent weeks. Municipal bonds yields declined approximately 10 basis points to 6.24% by February 29, 2000. During the last few months, long-term tax-exempt bond yields rose more than 40 basis points to their highest level since August 1995.

The relative underperformance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market has enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. Over the last year, $212 billion in new long-term municipal securities was issued, a decline of more than 20% compared to the same period a year earlier. For the three months ended February 29, 2000, less than $40 billion in new tax-exempt bonds was underwritten, a decline of more than 30% compared to the February 28, 1999 quarter. Thus far in 2000, total bond issuance volume is less than $20 billion, a decline of more than 40% compared to the first two months of 1999.

Despite receiving more than $30 billion in coupon payments, bond maturities and the proceeds from early bond redemptions coupled with the highest municipal bond yields in three years, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Over the last six months, tax-exempt mutual funds have had net redemptions of approximately $9 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90%, found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced repeatedly to raise municipal bond yields in an attempt to attract adequate demand.

However, the recent relative underperformance of the municipal bond market has resulted in the opportunity for long-term investors to purchase tax-exempt issues whose yields are in excess of taxable US Treasury securities. At February 29, 2000, long-term uninsured municipal revenue bond yields were 101.5% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities, and US Government agency issues have all accelerated debt issuance. This acceleration occurred largely to avoid issuing securities at year-end and thereby avoid any associated potential Y2K problems. However, this increased issuance also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, we believe that the pace of non-US Government debt is likely to slow significantly. As the supply of this debt declines, many institutional investors are likely to return to the municipal bond market and the attractive yield ratios available. Furthermore, with the potential scarcity of longer maturity debt, the attractiveness of the US municipal bond market should be further enhanced.

Any significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The tightening actions taken in recent months by the Federal Reserve Board, as well as those expected in March and perhaps May 2000, should eventually slow US economic growth. The recent decline in US home sales is perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for an eventual improvement in municipal bond prices.

Portfolio Strategy

During the six months ended February 29, 2000, our investment strategy focused on seeking to enhance the Fund's level of tax-exempt income. We accomplished this by selling our deep-discounted bonds and purchasing higher coupon bonds (6% or higher) whenever they became available in the new-issue market. New-issue supply was down 5% compared to the same period a year ago. While limited by the availability of new issues, our strategy allowed us to achieve a high level of tax-exempt income, while seeking to reduce the volatility of our portfolio.

In Conclusion

On February 7, 2000, the Fund acquired all of the net assets of MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III and MuniHoldings Florida Insured Fund IV pursuant to a plan of reorganization.

We appreciate your ongoing interest in MuniHoldings Florida Insured Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert D. Sneeden

Robert D. Sneeden
Vice President and Portfolio Manager

March 27, 2000


                                     2 & 3

                            MuniHoldings Florida Insured Fund, February 29, 2000

PROXY RESULTS

During the six-month period ended February 29, 2000 MuniHoldings Florida Insured Fund's Common Shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 15, 1999. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted  Shares Voted Shares Voted
                                                                                    For         Against      Abstain
------------------------------------------------------------------------------------------------------------------------
1. To approve the Agreement and Plan of Reorganization among the Fund,
   MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured
   Fund III and MuniHoldings Florida Insured Fund IV.                            5,442,686      226,813      128,000
------------------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted              Shares Withheld
                                                                                    For                    From Voting
------------------------------------------------------------------------------------------------------------------------
2. To elect the Fund's Trustees:            Terry K. Glenn                      10,285,046                   314,221
                                            Ronald W. Forbes                    10,290,106                   309,161
                                            Cynthia A. Montgomery               10,290,106                   309,161
                                            Kevin A. Ryan                       10,287,213                   312,054
                                            Arthur Zeikel                       10,282,946                   316,321
------------------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted  Shares Voted Shares Voted
                                                                                    For         Against      Abstain
------------------------------------------------------------------------------------------------------------------------
3. To ratify the selection of Deloitte & Touche llp as the Fund's
   independent auditors for the current fiscal year.                            10,328,032      147,492      123,743
------------------------------------------------------------------------------------------------------------------------

During the six-month period ended February 29, 2000, MuniHoldings Florida
Insured Fund's Preferred Shareholders (Series A and B) voted on the following proposals. The proposals were approved at a shareholders' meeting on December
15, 1999. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted  Shares Voted Shares Voted
                                                                                    For         Against      Abstain
------------------------------------------------------------------------------------------------------------------------
1. To approve the Agreement and Plan of Reorganization among the Fund,
   MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III
   and MuniHoldings Florida Insured Fund IV as follows:
                                            Series A                                1,876          181           38
                                            Series B                                2,045           0            50
------------------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted              Shares Withheld
                                                                                    For                    From Voting
------------------------------------------------------------------------------------------------------------------------
2. To elect the Fund's Board of Trustees: Terry K. Glenn, Ronald W. Forbes,
   Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Richard R. West
   and Arthur Zeikel as follows:
                                            Series A                                1,647                        3
                                            Series B                                1,169                        0
------------------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted  Shares Voted Shares Voted
                                                                                    For         Against      Abstain
------------------------------------------------------------------------------------------------------------------------
3. To ratify the selection of Deloitte & Touche llp as the Fund's independent auditors for the current fiscal year as follows:
                                            Series A                                1,495          141           14
                                            Series B                                1,124           32           13
------------------------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                       S&P    Moody's   Face
STATE                Ratings  Ratings  Amount     Issue                                                                 Value
===============================================================================================================================
Florida - 98.9%        AAA     Aaa    $ 4,895     Alachua County, Florida, Public Improvement Revenue
                                                   Refunding Bonds, 5% due 8/01/2014 (d)                               $   4,556
                       ---------------------------------------------------------------------------------------------------------
                       AAA     Aaa      2,500     Broward County, Florida, Airport System Revenue Bonds
                                                    (Passenger Facility), Convertible Lien,
                                                     Series H-2, 4.75% due 10/01/2023 (c)                                  2,062
                       ---------------------------------------------------------------------------------------------------------
                       AAA     Aaa     20,300     Charlotte County, Florida, Health Care Facilities Revenue
                                                    Refunding Bonds, RIB, 6% due 8/26/2027 (d)(g)                         20,108
                       ---------------------------------------------------------------------------------------------------------
                       AAA     NR*      8,000     Charlotte County, Florida, Utility Revenue Refunding Bonds,
                                                    5% due 10/01/2023 (i)                                                  6,942
                       ---------------------------------------------------------------------------------------------------------
                                                  Clay County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT (e):
                       NR*     Aaa      2,005        6.55% due 3/01/2028 (j)                                               2,031
                       NR*     Aaa      2,620        (Multi-County Program), 6.375% due 10/01/2026 (h)                     2,638
                       ---------------------------------------------------------------------------------------------------------
                       NR*     NR*      4,740     Collier County, Florida, IDA, IDR, Refunding (Southern
                                                    States Utilities), AMT, 6.50% due 10/01/2025                           4,502
                       ---------------------------------------------------------------------------------------------------------
                       AAA     Aaa      4,875     Dade County, Florida, Aviation Revenue Bonds, Series B,
                                                    5.60% due 10/01/2026 (b)                                               4,650
                       ---------------------------------------------------------------------------------------------------------
                                                  Dade County, Florida, HFA, M/F Mortgage Revenue Bonds (Golden
                                                    Lakes Apartments Project), AMT, Series A:
                       NR*     NR*      1,335       5.95% due 11/01/2027                                                   1,202
                       NR*     NR*      1,445       6.05% due 11/01/2039                                                   1,297
                       ---------------------------------------------------------------------------------------------------------
                                                  Dade County, Florida, HFA, M/F Mortgage Revenue Bonds
                                                    (Siesta Pointe Apartments), AMT, Series A (d):
                       AAA     Aaa      1,225       5.65% due 9/01/2017                                                    1,175
                       AAA     Aaa      1,700       5.70% due 9/01/2022                                                    1,602
                       ---------------------------------------------------------------------------------------------------------
                                                  Dade County, Florida, Water and Sewer System Revenue Bonds (i):
                       AAA     Aaa     22,500       5.25% due 10/01/2021                                                  20,496
                       AAA     Aaa     20,625       5.25% due 10/01/2026                                                  18,456
                       ---------------------------------------------------------------------------------------------------------
                       AAA     Aaa     10,000     Duval County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                                    6.30% due 10/01/2029 (b)(e)(h)                                         9,989
                       ---------------------------------------------------------------------------------------------------------
                                                  Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding
                                                    Bonds (Multi-County Program), AMT, Series A:
                       NR*     Aaa      1,425       5.30% due 10/01/2019 (e)(h)                                            1,294
                       NR*     Aaa     13,445       6.375% due 10/01/2026 (b)(j)                                          13,578
===============================================================================================================================

=====================
Portfolio
Abbreviations
=====================

To simplify the listings of MuniHoldings Florida Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

ACES(SM) Adjustable Convertible Extendable Securities
AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DATES    Daily Adjustable Tax-Exempt Securities
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
VRDN     Variable Rate Demand Notes

                            MuniHoldings Florida Insured Fund, February 29, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                       S&P    Moody's   Face
STATE                Ratings  Ratings  Amount     Issue                                                                Value
===============================================================================================================================
Florida                AAA     Aaa    $ 4,000     Escambia County, Florida, Utilities Authority, Utility System
(continued)                                         Revenue Bonds, 5.25% due 1/01/2024 (i)                              $   3,608
                       ----------------------------------------------------------------------------------------------------------
                       AAA     Aaa      3,750     Florida HFA, Revenue Bonds (Willow Lake Apartments), AMT,
                                                    Series J-1, 5.35% due 7/01/2027 (c)                                     3,297
                       ----------------------------------------------------------------------------------------------------------
                       NR*     Aaa     17,425     Florida HFA, Revenue Refunding Bonds, AMT, RITR, Series 12,
                                                    7.319% due 7/01/2029 (b)(g)                                            16,373
                       ----------------------------------------------------------------------------------------------------------
                       AAA     Aaa      3,780     Florida HFA, S/F Mortgage Revenue Refunding Bonds, AMT,
                                                    Series A, 6.65% due 1/01/2024 (e)(h)                                    3,867
                       ----------------------------------------------------------------------------------------------------------
                                                  Florida Housing Finance Corporation, Homeowner Mortgage
                                                    Revenue Refunding Bonds:
                       AAA     Aaa      5,135       AMT, Series 2, 5.35% due 1/01/2021 (b)                                  4,659
                       AAA     Aaa      5,000       Series 6, 5.75% due 7/01/2017 (d)                                       5,010
                       ----------------------------------------------------------------------------------------------------------
                                                  Florida Municipal Loan Council Revenue Bonds (b):
                       AAA     Aaa      5,665       5% due 4/01/2029                                                        4,821
                       AAA     Aaa      1,250       Series B, 5.75% due 11/01/2013                                          1,278
                       AAA     Aaa      1,320       Series B, 5.75% due 11/01/2014                                          1,342
                       ----------------------------------------------------------------------------------------------------------
                       AAA     NR*      3,450     Florida State Board of Education, Capital Outlay, GO, RIB,
                                                    Series 190, 7.56% due 1/01/2015 (d)(g)                                  3,531
                       ----------------------------------------------------------------------------------------------------------
                                                  Florida State Board of Education, GO, Public Education,
                                                    Capital Outlay, Series B (b):
                       AAA     Aaa      3,000       5.75% due 6/01/2015 (m)                                                 3,017
                       AAA     Aaa      9,000       5.75% due 6/01/2017                                                     9,018
                       ----------------------------------------------------------------------------------------------------------
                                                  Florida State Governmental Utility Authority, Utility
                                                    Revenue Bonds (c):
                       NR*     Aaa      6,205       (Barefoot Bay Utility System), 5% due 10/01/2029                        5,275
                       NR*     Aaa      4,600       (Golden Gate Utility System), 5% due 7/01/2029                          3,912
                       NR*     Aaa      5,000       (Poinciana Utility System), 5% due 10/01/2029                           4,250
                       NR*     Aaa      1,525       (Sarasota Utility System), 5% due 10/01/2029                            1,296
                       ----------------------------------------------------------------------------------------------------------
                                                  Florida State Turnpike Authority, Turnpike Revenue Bonds
                                                    (Department of Transportation), Series A (i):
                       AAA     Aaa     11,250       5% due 7/01/2021                                                        9,868
                       AAA     Aaa     13,350       4.50% due 7/01/2027                                                    10,463
                       AAA     Aaa     25,000       6.25% due 7/01/2029                                                    25,944
                       ----------------------------------------------------------------------------------------------------------
                       AAA     Aaa      3,575     Florida State Turnpike Authority, Turnpike Revenue
                                                    Refunding Bonds (Department of Transportation),
                                                    Series A, 5.25% due 7/01/2012 (i)                                       3,533
                       ----------------------------------------------------------------------------------------------------------
                       AAA     Aaa      1,500     Fort Myers, Florida, Improvement Revenue Refunding Bonds,
                                                    Series A, 5% due 12/01/2022 (c)                                         1,307
                       ----------------------------------------------------------------------------------------------------------
                       AAA     Aaa      3,825     Hillsborough County, Florida, Capital Improvement Revenue
                                                    Bonds (Warehouse and Sheriffs Facilities Project), 5% due
                                                    7/01/2028 (d)                                                           3,262
                       ----------------------------------------------------------------------------------------------------------
                       AAA     Aaa      1,090     Hillsborough County, Florida, Court Facilities Revenue
                                                    Bonds, 5.40% due 5/01/2030 (c)                                            996
                       ----------------------------------------------------------------------------------------------------------
                       AAA     Aaa     27,000     Hillsborough County, Florida, School Board, COP, 6% due 7/01/2025 (b)    27,204
                       ----------------------------------------------------------------------------------------------------------
                                                  Hillsborough County, Florida, School Board, COP, Refunding
                                                    (Master Lease Program), Series A (b):
                       AAA     Aaa     25,730       5.375% due 7/01/2021                                                   23,836
                       AAA     Aaa      5,000       5.25% due 7/01/2022                                                     4,507
                       AAA     Aaa      2,500       5% due 7/01/2023                                                        2,157
                       ----------------------------------------------------------------------------------------------------------
                       NR*     Aaa      2,705     Hillsborough County, Florida, Utility Revenue Refunding
                                                    Bonds, 6.20% due 12/01/2008 (l)                                         2,806
                       ----------------------------------------------------------------------------------------------------------
                       NR*     Aaa      2,415     Homestead, Florida, Water and Wastewater Revenue Refunding
                                                    Bonds, 5.25% due 10/01/2027 (c)                                         2,156
                       ----------------------------------------------------------------------------------------------------------
                       NR*     Aaa     10,000     Indian Trace, Community Development District, Florida, Water
                                                    Management, Special Benefit Assessment, 5% due 5/01/2027 (b)            8,558
                       ----------------------------------------------------------------------------------------------------------
                       AAA     Aaa      6,000     Jacksonville, Florida, Capital Improvement Revenue
                                                    Refunding Bonds (Stadium Project), 4.75% due 10/01/2025 (c)             4,930
                       ----------------------------------------------------------------------------------------------------------
                       AAA     NR*     12,990     Jacksonville, Florida, HFA, Hospital Revenue Refunding
                                                    Bonds, RIB, Series 49, 5.985% due 8/15/2027 (b)(g)                      9,501
                       ----------------------------------------------------------------------------------------------------------
                       AAA     Aaa      9,900     Jacksonville, Florida, Health Facilities Authority, Hospital
                                                    Revenue Bonds (Charity Obligation Group), Series C, 5.375%
                                                    due 8/15/2029 (b)                                                       8,936
                       ----------------------------------------------------------------------------------------------------------
                       AAA     Aaa      4,875     Jacksonville, Florida, Port Authority, Airport Revenue
                                                    Bonds, AMT, Series A, 6.25% due 10/01/2024 (i)                          4,930
                       ----------------------------------------------------------------------------------------------------------
                       AAA     Aaa      7,390     Jacksonville, Florida, Sales Tax Revenue Refunding Bonds
                                                    (River City Renaissance Project), 5.125% due 10/01/2018 (i)             6,733
                       ----------------------------------------------------------------------------------------------------------
                       AAA     Aaa      1,900     Jupiter Island, Florida, Utility System Revenue Bonds
                                                    (South Martin Regional Utility), 5% due 10/01/2018 (b)                  1,700
                       ----------------------------------------------------------------------------------------------------------
                       AAA     Aaa      4,850     Lake County, Florida, School Board, COP, 5% due 7/01/2023 (b)             4,185
                       ----------------------------------------------------------------------------------------------------------
                       AAA     Aaa      6,350     Lakeland, Florida, Electric and Water Revenue Refunding
                                                    Bonds, Series A, 5% due 10/01/2028 (b)                                  5,411
                       ----------------------------------------------------------------------------------------------------------
                       NR*     Aaa        970     Lee County, Florida, Housing Finance Authority, S/F Mortgage
                                                    Revenue Refunding Bonds, AMT, Series A-2, 6.30% due
                                                    3/01/2029 (e)(h)(k)                                                       994
                       ----------------------------------------------------------------------------------------------------------
                                                  Leon County, Florida, School Board, COP, Master Lease Program (b):
                       AAA     Aaa      2,460       5.125% due 7/01/2017                                                    2,250
                       AAA     Aaa      1,000       5.125% due 7/01/2022                                                      887
                       ----------------------------------------------------------------------------------------------------------
                       AAA     Aaa      1,000     Manatee County, Florida, School Board, COP, 6.125% due
                                                    7/01/2006 (b)(f)                                                        1,071
                       ----------------------------------------------------------------------------------------------------------
                       AAA     Aaa      2,065     Martin County, Florida, Health Facilities Authority, Hospital
                                                    Revenue Bonds (Martin Memorial Medical Center Project),
                                                    Series A, 5.375% due 11/15/2024 (b)                                     1,887
                       ----------------------------------------------------------------------------------------------------------
                       A1+     VMIG1+   1,600     Martin County, Florida, PCR, Refunding (Florida Power and Light
                                                    Co. Project), VRDN, 3.80% due 9/01/2024 (a)                             1,600
                       ----------------------------------------------------------------------------------------------------------
                       AAA     Aaa      7,250     Miami Beach, Florida, Parking Revenue Bonds, 5.125% due
                                                    9/01/2022 (d)                                                           6,439
                       ----------------------------------------------------------------------------------------------------------
                       AAA     Aaa     17,425     Miami-Dade County, Florida, Educational Facilities Authority
                                                    Revenue Bonds, Series A, 6% due 4/01/2023 (c)                          17,603
                       ----------------------------------------------------------------------------------------------------------
                       AAA     Aaa     15,780     Miami-Dade County, Florida, Expressway Authority, Toll System
                                                    Revenue Bonds, 6.375% due 7/01/2029 (i)                                16,538
                       ----------------------------------------------------------------------------------------------------------
                       NR*     Aaa      6,705     Miami-Dade County, Florida, GO (Parks Program), 6% due 11/01/2024 (i)     6,766
                       ----------------------------------------------------------------------------------------------------------
                       AAA     Aaa      5,100     Miami-Dade County, Florida, IDA, IDR (Airis Miami II LLC Project),
                                                    AMT, 6% due 10/15/2019 (c)                                              5,107
                       ----------------------------------------------------------------------------------------------------------
                       AAA     Aaa      3,000     Miami-Dade County, Florida, Professional Sports Franchise Facility
                                                    Tax Revenue Refunding Bonds, 5% due 10/01/2023 (b)                      2,603
                       ----------------------------------------------------------------------------------------------------------
                       NR*     Aaa     14,000     Miami-Dade County, Florida, Public Service Tax Revenue Bonds
                                                    (UMSA Public Improvements), 5% due 10/01/2023 (d)                      12,149
                       ----------------------------------------------------------------------------------------------------------
                       AAA     Aaa      7,900     Miami-Dade County, Florida, School Board, COP, Refunding, Series C,
                                                    5% due 8/01/2025 (d)                                                    6,757
                       ----------------------------------------------------------------------------------------------------------
                       AAA     Aaa     17,270     Miami-Dade County, Florida, Water and Sewer Revenue Bonds,
                                                    Series A, 5% due 10/01/2029 (i)                                        14,681
                       ----------------------------------------------------------------------------------------------------------
                       NR*     Aaa      8,750     Mirimar, Florida, Wastewater Improvement Assessment Revenue
                                                    Refunding Bonds, 5% due 10/01/2025 (b)                                  7,531
                       ----------------------------------------------------------------------------------------------------------
                       AAA     Aaa      4,000     North Broward, Florida, Hospital District Improvement Revenue
                                                    Refunding Bonds, 5.375% due 1/15/2024 (b)                               3,661
---------------------------------------------------------------------------------------------------------------------------------


                                     6 & 7

                            MuniHoldings Florida Insured Fund, February 29, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                       S&P    Moody's   Face
STATE                Ratings  Ratings  Amount     Issue                                                                 Value
===============================================================================================================================
Florida                AAA     Aaa    $ 2,850     North Port, Florida, Utility Revenue Refunding Bonds, 5%
(concluded)                                         due 10/01/2018 (i)                                                 $   2,551
                       ---------------------------------------------------------------------------------------------------------
                       AAA     Aaa      1,750     North Springs, Florida, Improvement District, Water
                                                    Management, GO, Refunding, 5% due 5/01/2019 (b)                        1,558
                       ---------------------------------------------------------------------------------------------------------
                       AAA     Aaa      2,950     Okeechobee, Florida, Utility Authority, Utility System Revenue
                                                    Refunding Bonds, Capital Improvements, 5% due 10/01/2019 (d)           2,622
                       ---------------------------------------------------------------------------------------------------------
                       NR*     Aaa      2,375     Orange County, Florida, HFA, M/F Housing Revenue Bonds,
                                                    Series A, 6.40% due 1/01/2031 (b)                                      2,420
                       ---------------------------------------------------------------------------------------------------------
                       AAA     NR*      1,000     Orange County, Florida, HFA, M/F Revenue Bonds (Metro Place
                                                    Apartments), AMT, Series A, 5.35% due 10/01/2023 (h)                     880
                       ---------------------------------------------------------------------------------------------------------
                       AAA     Aaa      3,115     Orange County, Florida, Health Facilities Authority, Mortgage
                                                    Revenue Bonds (South Central Nursing Homes), Series A, 5.50%
                                                    due 7/01/2032 (d)                                                      2,858
                       ---------------------------------------------------------------------------------------------------------
                       NR*     Aaa      7,650     Orange County, Florida, School Board, COP, Refunding Bonds,
                                                    Series A, 5.375% due 8/01/2022 (b)                                     7,056
                       ---------------------------------------------------------------------------------------------------------
                       NR*     Aaa      9,620     Orange County, Florida, School Board, COP, Series A, 5% due
                                                    8/01/2024 (b)                                                          8,263
                       ---------------------------------------------------------------------------------------------------------
                                                  Orange County, Florida, Tourist Development Tax Revenue
                                                    Refunding Bonds (b):
                       AAA     Aaa      7,000       5% due 10/01/2017                                                      6,323
                       AAA     Aaa     15,585       5.125% due 10/01/2021                                                 13,911
                       ---------------------------------------------------------------------------------------------------------
                                                  Orlando and Orange County, Florida, Expressway Authority,
                                                    Expressway Revenue Refunding Bonds:
                       AAA     Aaa     18,400       Junior Lien, 5% due 7/01/2021 (i)                                     16,140
                       AAA     Aaa     10,000       Junior Lien, 5% due 7/01/2028 (i)                                      8,528
                       AAA     Aaa      1,825       Senior Lien, 5.25% due 7/01/2012 (c)                                   1,796
                       ---------------------------------------------------------------------------------------------------------
                                                  Osceola County, Florida, Sales Tax Revenue Bonds (d):
                       NR*     Aaa      8,500       5% due 4/01/2019                                                       7,568
                       NR*     Aaa      3,000       5% due 4/01/2024                                                       2,596
                       ---------------------------------------------------------------------------------------------------------
                       AAA     Aaa      3,750     Palm Bay, Florida, Utility Systems Capital Improvement
                                                    Revenue Bonds, 5% due 10/01/2028 (b)                                   3,195
                       ---------------------------------------------------------------------------------------------------------
                                                  Palm Beach County, Florida, GO (Liquid Acquisition
                                                    Program), Series B (b):
                       AAA     Aaa      4,655       5.75% due 8/01/2016                                                    4,687
                       AAA     Aaa      5,330       5.75% due 8/01/2018                                                    5,324
                       ---------------------------------------------------------------------------------------------------------
                       AAA     Aaa     12,000     Palm Beach County, Florida, School Board, COP, Series A,
                                                    6.25% due 8/01/2025 (i)                                               12,426
                       ---------------------------------------------------------------------------------------------------------
                       AAA     NR*      1,000     Pasco County, Florida, Solid Waste Disposal and Resource Recovery
                                                    System Revenue Refunding Bonds, AMT, 6% due 4/01/2010 (c)              1,037
                       ---------------------------------------------------------------------------------------------------------
                                                  Peace River/Manasota, Florida, Regional Water Supply Authority,
                                                    Revenue Refunding Bonds (Peace River Option Project), Series A (b):
                       AAA     NR*      2,620       5.20% due 10/01/2018                                                   2,400
                       AAA     NR*      2,500       5% due 10/01/2028                                                      2,130
                       ---------------------------------------------------------------------------------------------------------
                       AAA     NR*      5,920     Pinellas County, Florida, HFA, S/F Mortgage Revenue Bonds
                                                    (Multi-County Program), AMT, Series A, 6.70% due 2/01/2028 (e)(h)      6,047
                       ---------------------------------------------------------------------------------------------------------
                       A1+     VMIG1+     300     Pinellas County, Florida, Health Facilities Authority, Revenue
                                                    Refunding Bonds (Pooled Hospital Loan Program), DATES, 3.80%
                                                    due 12/01/2015 (a)(c)                                                    300
                       ---------------------------------------------------------------------------------------------------------
                       AAA     Aaa      2,535     Pinellas County, Florida, Sewer Revenue Refunding Bonds, 5%
                                                    due 10/01/2024 (i)                                                     2,191
                       ---------------------------------------------------------------------------------------------------------
                       AAA     Aaa      3,500     Polk County, Florida, School Board, COP, Series A, 5% due
                                                    1/01/2024 (d)                                                          3,011
                       ---------------------------------------------------------------------------------------------------------
                       NR*     Aaa      4,055     Port Saint Lucie County, Florida, School Board, COP, 6.25%
                                                    due 7/01/2024 (d)                                                      4,201
                       ---------------------------------------------------------------------------------------------------------
                       AAA     Aaa      4,250     Port Saint Lucie, Florida, Utility Revenue Refunding and Improvement
                                                    Bonds, Series A, 5.125% due 9/01/2027 (b)                              3,709
                       ---------------------------------------------------------------------------------------------------------
                       AAA     Aaa      2,000     Port Saint Lucie, Florida, West Services District, Utility  Revenue
                                                    Refunding Bonds, Senior Lien, 6% due 10/01/2022 (b)                    2,010
                       ---------------------------------------------------------------------------------------------------------
                       AAA     Aaa      7,095     Saint John's County, Florida, IDA, IDR (Golf Hall of Fame
                                                    Project), 5.875% due 9/01/2023 (b)                                     7,073
                       ---------------------------------------------------------------------------------------------------------
                       AAA     Aaa      3,750     Saint John's County, Florida, Sales Tax Revenue Refunding
                                                    Bonds, 5% due 10/01/2019 (i)                                           3,333
                       ---------------------------------------------------------------------------------------------------------
                       AAA     Aaa        800     Saint John's River Management District, Florida, Land Acquisition
                                                    Revenue Refunding Bonds, 5.125% due 7/01/2016 (d)                        738
                       ---------------------------------------------------------------------------------------------------------
                       NR*     Aaa      9,205     Saint Petersburg, Florida, Public Utilities Revenue Bonds,
                                                    Series A, 5% due 10/01/2028 (d)                                        7,844
                       ---------------------------------------------------------------------------------------------------------
                       AAA     Aaa      9,000     Sarasota County, Florida, Public Hospital Board, Revenue Refunding
                                                    Bonds (Sarasota Memorial Hospital), Series B, 5.50% due 7/01/2028 (b)  8,419
                       ---------------------------------------------------------------------------------------------------------
                       AAA     Aaa      5,390     Seminole County, Florida, School Board, COP, Series A, 5%
                                                    due 7/01/2023 (b)                                                      4,651
                       ---------------------------------------------------------------------------------------------------------
                                                  Sunrise, Florida, Utility System Revenue Refunding Bonds (c):
                       AAA     Aaa      6,000       5.20% due 10/01/2022                                                   5,424
                       AAA     Aaa     27,295       5% due 10/01/2028                                                     23,461
                       ---------------------------------------------------------------------------------------------------------
                       AAA     Aaa      9,500     Sunrise Lakes, Florida, Phase 4 Recreation District, Refunding
                                                    Bonds, GO, 5.25% due 8/01/2024 (c)                                     8,559
                       ---------------------------------------------------------------------------------------------------------
                       AAA     Aaa      2,140     Tallahassee, Florida, Energy System Revenue Refunding
                                                    Bonds, Series A, 5% due 10/01/2028 (d)                                 1,823
                       ---------------------------------------------------------------------------------------------------------
                       AAA     Aaa     20,500     Tampa Bay, Florida, Water Utility System Revenue Bonds, 6%
                                                    due 10/01/2024 (i)                                                    20,686
                       ---------------------------------------------------------------------------------------------------------
                       AAA     Aaa     18,850     Tampa, Florida, Sports Authority Revenue Bonds (Local Option
                                                    Sales Tax--Stadium Project), 5.25% due 1/01/2027 (b)                  16,859
                       ---------------------------------------------------------------------------------------------------------
                       AAA     Aaa      7,500     Tampa, Florida, Sports Authority Revenue Bonds, Sales Tax Payments
                                                    (Stadium Project), 5.25% due 1/01/2027 (b)                             6,708
                       ---------------------------------------------------------------------------------------------------------
                       AAA     NR*      5,600     Tampa, Florida, Utility Tax Improvement Revenue Bonds, 5%
                                                    due 10/01/2019 (d)                                                     4,977
                       ---------------------------------------------------------------------------------------------------------
                                                  Tampa-Hillsborough County, Florida, Expressway Authority, Revenue
                                                    Refunding Bonds (c):
                       AAA     Aaa      3,115       5.125% due 7/01/2019                                                   2,805
                       AAA     Aaa      9,000       5% due 7/01/2027                                                       7,699
                       ---------------------------------------------------------------------------------------------------------
                       AAA     Aaa      3,000     Volusia County, Florida, Educational Facility Authority, Educational
                                                    Facilities Revenue Bonds (Stetson University Inc. Project),
                                                    5.25% due 6/01/2029 (c)                                                2,669
================================================================================================================================
Georgia - 1.2%         AAA     Aaa      9,000     Georgia Municipal Electric Authority, Power Revenue Refunding Bonds,
                                                    Series EE, 6.40% due 1/01/2023 (c)                                     9,174
================================================================================================================================
Illinois - 0.2%        A1      VMIG1+   1,700    Illinois Health Facilities Authority, Revenue Refunding Bonds
                                                    (University of Chicago Hospitals), VRDN, 3.85% due 8/01/2026 (a)(b)    1,700
================================================================================================================================
Louisiana - 0.1%       NR*     VMIG1+     600     Louisiana State Offshore Terminal Authority, Deepwater Port Revenue
                                                    Refunding Bonds (First Stage A-Loop Inc.), ACES, 3.80% due
                                                    9/01/2006 (a)                                                            600
================================================================================================================================
Minnesota - 0.2%       A1+     NR*      1,500     Beltrami County, Minnesota, Environmental Control Revenue Refunding
                                                    Bonds (Northwood Panelboard Co. Project), VRDN, 3.80% due
                                                    12/01/2021 (a)                                                         1,500
================================================================================================================================
Pennsylvania - 0.1%    A1+     VMIG1+     400     Geisinger Authority, Pennsylvania, Health System Revenue Refunding
                                                    Bonds (Penn State--Geisinger Health), VRDN, Series B, 3.80%
                                                    due 8/15/2028 (a)                                                        400
================================================================================================================================


                                     8 & 9

                            MuniHoldings Florida Insured Fund, February 29, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                       S&P    Moody's   Face
STATE                Ratings  Ratings  Amount     Issue                                                                Value
================================================================================================================================
Puerto Rico - 1.3%     AAA     Aaa    $ 1,000     Puerto Rico Commonwealth, GO, 4.875% due 7/01/2023 (b)               $     856
                       ---------------------------------------------------------------------------------------------------------
                       AAA     Aaa      1,000     Puerto Rico Commonwealth, Infrastructure Financing Authority,
                                                    Special Revenue Bonds, Series A, 5% due 7/01/2021 (c)                    885
                       ---------------------------------------------------------------------------------------------------------
                       AAA     Aaa      3,410     Puerto Rico Public Buildings Authority, Guaranteed Public Education
                                                    and Health Facilities Revenue Refunding Bonds, 5.70% due
                                                    7/01/2016 (b)                                                          3,419
                       ---------------------------------------------------------------------------------------------------------
                       AAA     Aaa      5,500     Puerto Rico Public Buildings Authority, Guaranteed Revenue Bonds
                                                    (Government Facilities), Series B, 5% due 7/01/2027 (c)                4,749
================================================================================================================================
Tennessee - 0.4%       AAA     Aaa      2,800     Metropolitan Government of Nashville and Davidson County, Tennessee,
                                                    Water and Sewer Revenue Refunding Bonds, 6.50% due 1/01/2009 (i)       3,045
================================================================================================================================
Texas - 1.7%           A1+     NR*      5,900     Harris County, Texas, Health Facilities Development Corporation,
                                                    Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN,
                                                    3.80% due 12/01/2025 (a)                                               5,900
                       ---------------------------------------------------------------------------------------------------------
                       AAA     VMIG1+   6,800     Sabine River Authority, Texas, PCR, Refunding (Texas Utilities
                                                    Electric Company Project), VRDN, Series A, 3.85% due
                                                    3/01/2026 (a)(c)                                                       6,800
================================================================================================================================

Total Investments (Cost - $817,854) - 104.1%                                                                             783,073

Variation Margin on Financial Futures Contracts** - (0.1%)                                                                  (500)

Liabilities in Excess of Other Assets - (4.0%)                                                                           (30,137)
                                                                                                                       ---------
Net Assets - 100.0%                                                                                                    $ 752,436
                                                                                                                       =========

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at February 29, 2000.

(b)   MBIA Insured.

(c)   AMBAC Insured.

(d)   FSA Insured.

(e)   GNMA Collateralized.

(f)   Prerefunded.

(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at February 29, 2000.

(h)   FNMA Collateralized.

(i)   FGIC Insured.

(j)   FHA Insured.

(k)   FHMLC Collateralized.

(l)   Escrowed to maturity.

(m) All or a portion of security held as collateral in connection with open financial futures contracts.

*     Not Rated.

**    Financial futures contracts sold as of February 29, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                  (in Thousands)
--------------------------------------------------------------------------------
Number of                                             Expiration
Contracts         Issue                                  Date           Value
--------------------------------------------------------------------------------
  800       US Treasury Bonds                          June 2000       $75,750
--------------------------------------------------------------------------------
Total Financial Futures Contracts Sold
(Total Contract Price - $75,316)                                       $75,750
                                                                       =======
--------------------------------------------------------------------------------

+     Highest short-term rating by Moody's Investors Service, Inc.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
================================================================================

                  As of February 29, 2000
====================================================================================================================================
Assets:           Investments, at value (identified cost - $817,854,262) ........................                   $783,073,386
                  Cash ..........................................................................                         74,194
                  Receivables:
                    Interest                                                                       $  11,810,820
                    Securities sold .............................................................      2,220,955      14,031,775
                                                                                                   -------------
                  Prepaid expenses and other assets .............................................                         12,045
                                                                                                                    ------------
                  Total assets ..................................................................                    797,191,400
                                                                                                                    ------------
====================================================================================================================================
Liabilities:      Payables:
                    Securities purchased ........................................................     42,881,409
                    Variation margin ............................................................        500,000
                    Dividends to shareholders ...................................................        469,853
                    Reorganization costs ........................................................        467,867
                    Investment adviser ..........................................................        221,583
                    Offering costs ..............................................................         13,976      44,554,688
                                                                                                   -------------
                  Accrued expenses and other liabilities ........................................                        200,967
                                                                                                                    ------------
                  Total liabilities .............................................................                     44,755,655
                                                                                                                    ------------
====================================================================================================================================
Net Assets:       Net assets ....................................................................                   $752,435,745
                                                                                                                    ============
====================================================================================================================================
Capital:          Capital Shares (unlimited number of shares authorized):
                    Preferred Shares, par value $.10 per share (13,130 shares of AMPS* issued
                    and outstanding at $25,000 per share liquidation preference) ................                   $328,250,000
                    Common Shares, par value $.10 per share (33,780,979 shares issued and
                    outstanding).................................................................  $   3,378,098
                  Paid-in capital in excess of par ..............................................    516,672,900
                  Undistributed investment income - net .........................................      1,619,704
                  Accumulated realized capital losses on investments - net ......................    (62,269,706)
                  Unrealized depreciation on investments - net ..................................    (35,215,251)
                                                                                                   -------------
                  Total capital - Equivalent to $12.56 net asset value of Common Share (market
                    price - $11.625) ............................................................                    424,185,745
                                                                                                                    ------------
                  Total capital .................................................................                   $752,435,745
                                                                                                                    ============
====================================================================================================================================

*     Auction Market Preferred Shares.

      See Notes to Financial Statements.

                            MuniHoldings Florida Insured Fund, February 29, 2000

STATEMENT OF OPERATIONS
================================================================================


                  For the Six Months Ended February 29, 2000
=================================================================================================================================
Investment        Interest and amortization of premium and discount earned .......................                  $  8,883,785
Income:
=================================================================================================================================
Expenses:         Investment advisory fees .......................................................  $     847,719
                  Reorganization expenses ........................................................        467,867
                  Commission fees ................................................................        195,127
                  Accounting services ............................................................         37,163
                  Professional fees ..............................................................         28,033
                  Transfer agent fees ............................................................         27,723
                  Printing and shareholder reports ...............................................         18,101
                  Custodian fees .................................................................         13,267
                  Listing fees ...................................................................          7,931
                  Trustees' fees and expenses ....................................................          6,636
                  Pricing fees ...................................................................          4,803
                  Other ..........................................................................         10,674
                                                                                                    -------------
                  Total expenses before reimbursement ............................................      1,665,044
                  Reimbursement of expenses ......................................................        (89,040)
                                                                                                    -------------
                  Total expenses after reimbursement .............................................                     1,576,004
                                                                                                                    ------------
                  Investment income--net .........................................................                     7,307,781
                                                                                                                    ------------
=================================================================================================================================
Realized &        Realized loss on investments--net ..............................................                   (14,888,718)
Unrealized Gain   Change in unrealized depreciation on investments--net ..........................                     7,695,321
(Loss) On                                                                                                           ------------
Investments -     Net Increase in Net Assets Resulting from Operations ...........................                  $    114,384
Net:                                                                                                                 ============
=================================================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    For the Six         For the
                                                                                                    Months Ended       Year Ended
Increase (Decrease) in Net Assets:                                                                  Feb. 29, 2000     Aug. 31, 1999
====================================================================================================================================
Operations:       Investment income--net ........................................................   $   7,307,781    $  12,319,438
                  Realized loss on investments--net .............................................     (14,888,718)      (1,856,838)
                  Change in unrealized appreciation/depreciation on investments--net ............       7,695,321      (17,298,513)
                                                                                                    -------------    -------------
                  Net increase (decrease) in net assets resulting from operations ...............         114,384       (6,835,913)
                                                                                                    -------------    -------------
====================================================================================================================================
Dividends &       Investment income--net:
Distributions to    Common Shares ...............................................................      (4,596,083)      (9,261,991)
Shareholders:       Preferred Shares ............................................................      (2,375,304)      (2,522,551)
                  Realized gain on investments--net:
                    Common Shares ...............................................................              --         (795,035)
                    Preferred Shares ............................................................              --         (298,605)
                  In excess of realized gain on investments--net:
                    Common Shares ...............................................................              --       (2,853,657)
                    Preferred Shares ............................................................              --       (1,071,797)
                                                                                                    -------------    -------------
                  Net decrease in net assets resulting from dividends and distributions to
                    shareholders.................................................................      (6,971,387)     (16,803,636)
                                                                                                    -------------    -------------
====================================================================================================================================
Capital Share     Proceeds from issuance of Common Shares resulting from reorganization .........     281,648,040               --
Transactions:     Proceeds from issuance of Preferred Shares resulting from reorganization ......     223,500,000               --
                  Value of shares issued to Common Shareholders in reinvestment of dividends and
                    distributions...............................................................               --          518,200
                                                                                                    -------------    -------------
                  Net increase in net assets derived from capital share transactions ............     505,148,040          518,200
                                                                                                    -------------    -------------
====================================================================================================================================
Net Assets:       Total increase (decrease) in net assets .......................................     498,291,037      (23,121,349)
                  Beginning of period ...........................................................     254,144,708      277,266,057
                                                                                                    -------------    -------------
                  End of period* ................................................................   $ 752,435,745    $ 254,144,708
                                                                                                    =============    =============
====================================================================================================================================
                  * Undistributed investment income - net .......................................   $   1,619,704    $   1,283,310
                                                                                                    =============    =============
====================================================================================================================================

See Notes to Financial Statements.

                            MuniHoldings Florida Insured Fund, February 29, 2000

FINANCIAL HIGHLIGHTS
================================================================================

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                     For the Six      For the       For the Period
                                                                                     Months Ended    Year Ended     Sept. 26, 1997+
                 Increase (Decrease) in Net Asset Value:                            Feb. 29, 2000   Aug. 31, 1999   to Aug. 31, 1998
====================================================================================================================================
Per Share        Net asset value, beginning of period .............................   $   13.84       $   16.03         $   15.00
Operating                                                                             ---------       ---------         ---------
Performance:     Investment income--net ...........................................         .53            1.14              1.08
                 Realized and unrealized gain (loss) on investments - net .........       (1.21)          (1.77)             1.08
                                                                                      ---------       ---------         ---------
                 Total from investment operations .................................        (.68)           (.63)             2.16
                                                                                      ---------       ---------         ---------
                 Less dividends and distributions to Common Shareholders:
                   Investment income--net .........................................        (.43)           (.86)             (.71)
                   Realized gain on investments--net ..............................          --            (.07)               --
                   In excess of realized gain on investments--net .................          --            (.27)               --
                                                                                      ---------       ---------         ---------
                 Total dividends and distributions to Common Shareholders .........        (.43)          (1.20)             (.71)
                                                                                      ---------       ---------         ---------
                 Capital charge resulting from issuance of Common Shares ..........          --              --              (.03)
                                                                                      ---------       ---------         ---------
                 Effect of Preferred Share activity:++
                   Dividends and distributions to Preferred Shareholders:
                     Investment income--net .......................................        (.17)           (.23)             (.30)
                     Realized gain on investments - net ...........................          --            (.03)               --
                     In excess of realized gain on investments--net ...............          --            (.10)               --
                   Capital charge resulting from issuance of Preferred Shares .....          --              --              (.09)
                                                                                      ---------       ---------         ---------
                 Total effect of Preferred Share activity .........................        (.17)           (.36)             (.39)
                                                                                      ---------       ---------         ---------
                 Net asset value, end of period ...................................   $   12.56       $   13.84         $   16.03
                                                                                      =========       =========         =========
                 Market price per share, end of period ............................   $  11.625       $   12.75         $ 14.8125
                                                                                      =========       =========         =========
====================================================================================================================================
Total            Based on market price per share ..................................       (5.59%)++       (6.80%)            3.47%++
Investment                                                                            =========       =========         =========
Return:**        Based on net asset value per share ...............................       (6.03%)++       (6.51%)           11.97%++
                                                                                      =========       =========         =========
====================================================================================================================================
Ratios Based     Total expenses, net of reimbursement and excluding reorganization
on Average         expenses*** ....................................................        1.26%*          1.18%              .87%*
Net Assets                                                                            =========       =========         =========
Of Common        Total expenses, excluding reorganization expenses*** .............        1.36%*          1.26%             1.20%*
Shares:                                                                               =========       =========         =========
                 Total expenses*** ................................................        1.52%*          1.26%             1.20%*
                                                                                      =========       =========         =========
                 Total investment income--net*** ..................................        8.69%*          7.34%             7.51%*
                                                                                      =========       =========         =========
                 Amount of dividends to Preferred Shareholders ....................        2.70%*          1.50%             2.07%*
                                                                                      =========       =========         =========
                 Investment income--net, to Common Shareholders ...................        5.99%*          5.84%             5.44%*
                                                                                      =========       =========         =========
====================================================================================================================================
Ratios Based on  Total expenses, net of reimbursement and excluding reorganization
Total Average      expenses .......................................................         .72%*           .73%              .54%*
Net                                                                                   =========       =========         =========
Assets:+++***    Total expenses, excluding reorganization expenses ................         .78%*           .77%              .75%*
                                                                                      =========       =========         =========
                 Total expenses ...................................................         .87%*           .77%              .75%*
                                                                                      =========       =========         =========
                 Total investment income - net ....................................        4.95%*          4.51%             4.70%*
                                                                                      =========       =========         =========
====================================================================================================================================
Ratios Based     Dividends to Preferred Shareholders ..............................        3.58%*          2.39%             3.47%*
on Average                                                                            =========       =========         =========
Net Assets
Of Preferred
Shares:
====================================================================================================================================
Supplemental     Net assets, net of Preferred Shares, end of period (in thousands) .   $ 424,186       $ 149,395         $ 172,516
Data:                                                                                  =========       =========         =========
                 Preferred Shares outstanding, end of period (in thousands) ........   $ 328,250       $ 104,750         $ 104,750
                                                                                       =========       =========         =========
                 Portfolio turnover ................................................       61.46%         120.70%           101.89%
                                                                                       =========       =========         =========
====================================================================================================================================
Leverage:        Asset coverage per $1,000 .........................................   $   2,292       $   2,426         $   2,647
                                                                                       =========       =========         =========
====================================================================================================================================
Dividends Per    Series A--Investment income - net .................................   $     451       $     606         $     753
Share On                                                                              =========       =========         =========
Preferred        Series B--Investment income - net .................................   $     450       $     598         $     764
Shares                                                                                 =========       =========         =========
Outstanding:     Series C--Investment income - net .................................   $      58              --                --
                                                                                       =========       =========         =========
                 Series D--Investment income - net .................................   $      63              --                --
                                                                                       =========       =========         =========
                 Series E--Investment income - net .................................   $      46              --                --
                                                                                       =========       =========         =========
====================================================================================================================================

*     Annualized.

** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

***   Do not reflect the effect of dividends to Preferred Shareholders.

+     Commencement of operations.

++ The Fund's Preferred Shares were issued on October 16, 1997 (Series A and Series B) and February 7, 2000 (Series C, Series D and Series E).

+++   Includes Common and Preferred Shares average net assets.

@@    Aggregate total investment return.

See notes to financial statments

                                    14 & 15

                            MuniHoldings Florida Insured Fund, February 29, 2000

NOTES TO FINANCIAL STATEMENTS
================================================================================

1. Significant Accounting Policies:

MuniHoldings Florida Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund will determine and make available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MFL. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments - Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments - The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts - The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options - The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income - Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses - Direct expenses relating to the public offering of the Fund's Common and Preferred Shares were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions - Dividends from net investment income are declared and paid monthly. Distribution of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares. For the six months ended February 29, 2000, FAM earned fees of $847,719, of which $89,040 was voluntarily waived.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 29, 2000 were $233,962,695 and $192,404,092, respectively.

Net realized losses for the six months ended February 29, 2000 and net unrealized losses as of February 29, 2000 were as follows:

--------------------------------------------------------------------------------
                                                  Realized        Unrealized
                                                   Losses           Losses
--------------------------------------------------------------------------------
Long-term investments                          $(13,682,999)    $(34,780,876)
Financial futures contracts                      (1,205,719)        (434,375)
                                               ------------     ------------

Total                                          $(14,888,718)    $(35,215,251)
                                               ============     ============
--------------------------------------------------------------------------------

As of February 29, 2000, net unrealized depreciation for Federal income tax purposes aggregated $34,780,876, of which $1,565,734 related to appreciated securities and $36,346,610 related to depreciated securities. The aggregate cost of investments at February 29, 2000 for Federal income tax purposes was $817,854,262.

4. Capital Share Transactions:

The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of capital without approval of holders of Common Shares.

Common Shares

Shares issued and outstanding for the six months ended February 29, 2000, increased by 22,982,927 as a result of issuance of Common Shares from reorganization. Shares issued and outstanding for the year ended August 31, 1999, increased by 33,181 as a result of dividend reinvestment.

Preferred Shares

Auction Market Preferred Shares ("AMPS") are shares of Preferred Shares of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at February 29, 2000 were as follows: Series A, 3.75%, Series B, 3.75%, Series C, 3.95%, Series D, 3.85% and Series E, 3.75%.

Shares issued and outstanding during the six months ended February 29, 2000, increased by 8,940 as a result of issuance of Preferred Shares from reorganization. Shares issued and outstanding for the year ended August 31, 1999 remained constant.


                                    16 & 17

                            MuniHoldings Florida Insured Fund, February 29, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended February 29, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $78,845 as commissions.

5. Acquisition of Other FAM-Managed Investment Companies: On February 7, 2000, the Fund acquired all of the net assets of MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III and MuniHoldings Florida Insured Fund IV pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of the following capital shares:

--------------------------------------------------------------------------------
                                                    Common             AMPS
                                               Shares Exchanged      Exchanged
--------------------------------------------------------------------------------
MuniHoldings Florida Insured
  Fund II                                          8,840,687           3,440
MuniHoldings Florida Insured
  Fund III                                         6,181,830           2,160
MuniHoldings Florida Insured
  Fund IV                                          9,126,034           3,340
--------------------------------------------------------------------------------

In exchange for these shares, the Fund issued 22,982,927 Common Shares and 8,940 AMPS. As of that date, net assets of the acquired funds, including unrealized depreciation and accumulated net realized capital losses, were as follows:

--------------------------------------------------------------------------------
                                                                   Accumulated
                                 Net            Unrealized        Net Realized
                               Assets          Depreciation      Capital Losses
--------------------------------------------------------------------------------
MuniHoldings Florida
  Insured Fund II           $191,524,093      $(15,673,718)      $(10,332,909)
MuniHoldings Florida
  Insured Fund III           125,485,059        (7,454,639)       (13,000,880)
MuniHoldings Florida
  Insured Fund IV            188,138,887       (11,088,829)       (20,121,745)
--------------------------------------------------------------------------------

The aggregate net assets of the Fund immediately after the acquisition amounted to $742,224,491.

6. Subsequent Event:

On March 7, 2000, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.048993 per share, payable on March 30, 2000 to shareholders of record as of March 17, 2000.

IMPORTANT TAX INFORMATION

On February 7, 2000, MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III and MuniHoldings Florida Insured Fund IV (the "Funds") merged into MuniHoldings Florida Insured Fund.

All of the net investment income distributions paid by the Funds during their taxable periods ended February 7, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions paid by the Funds during the period.

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of the Fund's Common Shares, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

QUALITY PROFILE

The quality ratings of securities in the Fund as of February 29, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
S&P Rating/Moody's Rating                                            Net Assets
--------------------------------------------------------------------------------
AAA/Aaa                                                                 100.6%
NR (Not Rated)                                                            1.0
Other+                                                                    2.5
--------------------------------------------------------------------------------

+ Temporary investments in short-term municipal securities.


                                    18 & 19

Officers and Trustees

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Shares:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MFL

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings Florida Insured Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.


MuniHoldings Florida
Insured Fund
Box 9011
Princeton, NJ

08543-9011                                                          #HOLDFL-2/00

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